Exhibit 10.5.2

THIS PROMISSORY NOTE (“NOTE”) TO WHICH THIS AMENDMENT RELATES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH NOTE, AS AMENDED, HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECOND AMENDMENT TO PROMISSORY NOTE

Principal Amount:	up to $350,000 (consisting of the original principal amount of $300,000 and an additional principal amount of $50,000)	Dated as of November 15, 2021

(as set forth on the Schedule of Borrowings attached hereto)

Cartica Acquisition Corp, a Cayman Islands exempted company and blank check company (the “Maker”), hereby amends its promissory note dated as of February 9, 2021, as amended September 20, 2021, to:

(a)	revise the date on which the principal balance of this Note shall be payable by the Maker to be the earlier of: (i) March 31, 2022 or (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”).

All of the other terms of the promissory note dated as of February 9, 2021, as amended September 20, 2021, remain unchanged and in effect.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

CARTICA ACQUISITION CORP
A Cayman Islands exempted company

By:	/s/ C. Brian Coad
Name: C. Brian Coad
Title: Chief Operating Officer and Chief Financial Officer

[Signature Page to Promissory Note]

SCHEDULE OF BORROWINGS

The following increases or decreases in this Promissory Note have been made:

Date of Increase or Decrease	Amount of decrease in Principal Amount of this Promissory Note	Amount of increase in Principal Amount of this Promissory Note	Principal Amount of this Promissory Note following such decrease or increase
September 20, 2021	NA	$50,000	$350,000